UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 27, 2010


                          PACIFIC BEPURE INDUSTRY INC.
             (Exact name of registrant as specified in its charter)

       Delaware                     333-149898                  26-1272059
(State of Incorporation)       (Commission File No.)       (IRS Employer ID No.)

             No. 78 Kanglong East Road, Yangdaili, Chendai Township
                   Jinjiang City, Fujian Province, P. R. China
                    (Address of Principal Executive Offices)

                             Tel: (86 595) 8677 0999
                             Fax: (86 595) 8677 5388
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2010, Pacific Bepure Industry Inc. ("the Company") issued a press release announcing that the Company anticipates reporting sales growth in 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01. REGULATION FD DISCLOSURE

On January 29, 2010, the Company finalized the first edition of its corporate presentation and added it to the homepage of the Company's English Website at http://www.baopiao.com/en, a copy of which is attached as Exhibit 99.2 to this report on Form 8-K. Exhibit 99.2 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall Exhibit 99.2 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in or exhibits to this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press Release of the Company issued on January 27, 2010 entitled Pacific Bepure Anticipates Reporting Full Year 2009 Sales Grew at Least 25% Compared With Prior Year.

99.2   Copy of the Corporate Presentation, January 2010.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2010          PACIFIC BEPURE INDUSTRY INC.


                                By: /s/ Haiting Li
                                    --------------------------------------------
                                    Haiting Li
                                    Director, President, Chief Executive Officer


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